SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the registrant  ☒

Filed by a party other than the registrant  ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only
☒ Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

RUTH’S CHRIS STEAK HOUSE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box.):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated, and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2), and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule, or registration statement no.:

(3)	Filing party:

(4)	Date filed:

The Registrant’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2006 is hereby amended to restate the proxy card (which was filed together with the definitive proxy statement) to reflect that the Registrant’s annual meeting will be held on May 10, 2006 at the Orlando Marriott Lake Mary, 1501 International Parkway, Lake Mary, Florida 32746 (which date and location are otherwise correctly reflected in the definitive proxy statement filed on April 10, 2006).

ANNUAL MEETING OF SHAREHOLDERS OF

RUTH’S CHRIS STEAK HOUSE, INC.

May 10, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. ELECTION OF DIRECTORS:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

• NOMINEES:

• Robin P. Selati

• Craig S. Miller

• Carla R. Cooper

• Bannus B. Hudson

• Alan Vituli

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

FOR AGAINST ABSTAIN

• Ratify the appointment of KPMG LLP as Ruth’s Chris Steak House, Inc’s. independent registered public accounting firm for the fiscal year ending December 31, 2006.

The Board of Directors recommends a vote FOR each of the above proposals. This proxy will be voted as directed, or, if no direction is indicated, will be voted FOR each of the above proposals and, at the discretion of the persons named as proxies, upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is voted.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder

Date:

Signature of Shareholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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RUTH’S CHRIS STEAK HOUSE, INC.

Annual Meeting of Shareholders, May 10, 2006

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Ruth’s Chris Steak House, Inc. hereby appoints Thomas J. Pennison, Jr., Thomas E. O’Keefe and Craig C. Rawls, or any of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and vote all shares of Ruth’s Chris Steak House, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Ruth’s Chris Steak House, Inc., and at any adjournments or postponements thereof, to be held on May 10, 2006, at 9:00 a.m., local time, at the Orlando Marriott Lake Mary, 1501 International Parkway, Lake Mary, Florida 32746 as follows:

(Continued and to be signed on reverse side.)

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